EXHIBIT 10.1

[Execution]

AMENDMENT NO. 7 AND CONSENT

TO

LOAN AND SECURITY AGREEMENT

As of October 20, 2006

Wachovia Bank, National Association

110 East Broward Boulevard

Suite 2050

Fort Lauderdale, Florida 33301

Attention: Portfolio Manager

Re:	Loan and Security Agreement, dated October 11, 2000, as Amended

Ladies and Gentlemen:

Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Southern) (“Lender”), Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC (“Valentec”), Safety Components Fabric Technologies, Inc. (“SCFT”), Automotive Safety Components International, Inc. (“Automotive International”), Automotive Safety Components International GmbH & Co. KG (“German Borrower”), Automotive Safety Components International Limited (“UK Borrower” and together with Valentec, SCFT, Automotive International and German Borrower, individually each a “Borrower” and collectively, “Borrowers”), Safety Components International, Inc. (“Safety”), ASCI Holdings Germany (DE), Inc. (“ASCI Germany”), ASCI Holdings U.K. (DE), Inc. (“ASCI UK”), ASCI Holdings Mexico (DE), Inc. (“ASCI Mexico”), ASCI Holdings Czech (DE), Inc. (“ASCI Czech”), Automotive Safety Components International, S.A. de C.V. (“Automotive Safety Mexico”) and Automotive Safety Components International s.r.o. (“Automotive Safety Czech” and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a “Guarantor” and collectively, “Guarantors”) have entered into financing arrangements pursuant to which Lender has made and may, subject to certain terms and conditions, hereafter make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 2, 2001, Amendment No. 2 to Loan and Security Agreement, dated as of October 11, 2002, Amendment No. 3 and Consent to Loan and Security Agreement, dated as of October 8, 2003, Amendment No. 4 to Loan and Security Agreement, dated as of July 20, 2004, Amendment No. 5 and Consent to Loan and Security Agreement, dated as of October 1, 2004 and Amendment No. 6 and Consent to Loan and Security Agreement, dated as of October 6, 2006 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

WHEREAS, Safety, SCI Merger Sub, Inc., a Delaware corporation which is a wholly-owned Subsidiary of Safety (“Merger Sub”) and International Textile Group, Inc., a Delaware corporation (“ITG”), have entered into the Agreement and Plan of Merger, dated as of August 29, 2006 (the “ITG Merger Agreement” as hereinafter further defined), pursuant to which Merger Sub will merge with and into ITG with ITG being the surviving corporation (the “ITG Merger”), all in accordance with the terms of the ITG Merger Agreement (as in effect on the date hereof);

WHEREAS, Borrowers and Guarantors have requested that Lender agree to, among other things, consent to the consummation of the ITG Merger; and

WHEREAS, Lender is willing to consent to such requests subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) Definitions.

Amendment to Definitions. The definition of “Subsidiary” in Section 1.09 of the Loan Agreement is hereby amended by adding the following at the end of such definition: “Notwithstanding anything to the contrary contained herein, and solely for purposes of the Loan Agreement and the other Financing Agreements, in no event shall any of the ITG Companies be deemed to be Subsidiaries of any Borrower or Guarantor.”

(i) Additional Definitions. The following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

(A) “Amendment No. 7” shall mean Amendment No. 7 and Consent to Loan and Security Agreement, dated as of October 20, 2006, by and among Lender, Borrowers and Guarantors.

(B) “ITG Companies” shall mean, collectively, ITG and its direct and indirect Subsidiaries; provided, that, in no event shall the ITG Companies include any Borrower or Guarantor.

(C) “ITG Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of August 29, 2006, by and among ITG, Safety and Merger Sub.

2. Consent to ITG Merger. Subject to the terms and conditions contained herein and notwithstanding anything to the contrary contained in Section 9.7(a) of the Loan Agreement, Lender hereby consents to the consummation of the ITG Merger in accordance with the terms of the ITG Merger Agreement (as in effect on the date hereof); provided, that, each of the following conditions shall have been satisfied: (a) as of the effective date of the ITG Merger and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time would constitute an Event of Default shall exist or have occurred and be continuing, (b) Lender shall have received true, complete and correct executed copies of the ITG Merger Agreement and all other material documents, agreements or instruments relating thereto to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor (or its assets) is bound (together with the ITG Merger Agreement, the “ITG Merger Documents”), (c) no Borrower or Guarantor shall, directly or indirectly, pay or be liable for any merger consideration or any other amounts payable in connection with the ITG Merger, except that: (i) Safety may use shares of its common stock as merger consideration, and (ii) Safety may make cash payments for fractional shares and transaction expenses in connection with the ITG Merger up to the aggregate amount of $3,000,000, so long as, both before and after giving effect to any such cash payment, the aggregate Excess Availability of Borrowers shall not be less than the US Dollar Equivalent of US$15,000,000, (d) notwithstanding anything to the contrary in the Loan Agreement, in no event shall any Borrower or Guarantor: (i) become liable for any Indebtedness or other obligations (contingent or otherwise) of any of the ITG Companies or (ii) become liable for any Indebtedness or other obligations (contingent or otherwise) as a result of the ITG Merger except (as to this clause (ii) only) as otherwise permitted under the Loan Agreement, (e) notwithstanding anything to the contrary contained in the Loan Agreement, Borrowers and Guarantors shall not, and shall not permit any of their respective Subsidiaries (other than the ITG Companies) to, directly or indirectly, make loans or advances to, make any investments in, or pay any dividends to, any of the ITG Companies, (f) all actions and proceedings required by the ITG Merger Agreement, applicable law or regulation and the transactions contemplated thereby shall have been duly and validly taken in accordance with the terms thereof, and all required consents thereto shall have been obtained and be in full force and effect, and no court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits the consummation of the transactions described in the ITG Merger Agreement or modifies such transactions, and no governmental or other action or proceeding shall have been commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the ITG Merger Agreement;

3. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to Borrowers:

(a) neither the execution and delivery of this Amendment, or the documents, agreements or instruments executed or delivered in connection therewith or related thereto including, without limitation the ITG Merger Agreement (collectively, together with this Amendment, the “Amendment Documents”) nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries, or conflict with or result in the breach of, or constitutes a default under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation, Certificate of Formation, Operating Agreement or By-Laws (or similar organizational documents) of any Borrower or Guarantor;

(b) the Amendment Documents have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective equity holders, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against such entities in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors’ rights generally and by general equitable principles;

(c) no consent, approval or other action of, or filing with or notice to any Governmental Authority is required in connection with the execution, delivery and performance of any of the Amendment Documents by any Borrower or Guarantor, except for those which have been made or obtained and are in full force and effect;

(d) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date;

(e) Borrowers and Guarantors have delivered to Lender true, complete and correct copies of all ITG Merger Documents;

(f) after giving effect to the consummation of the ITG Merger, Safety is Solvent; and

(g) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

4. Conditions Precedent. The amendments and consents set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

(a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by each of the parties hereto;

(b) all requisite corporate action and proceedings in connection with this Amendment and the other Amendment Documents shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

(c) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing; and

(d) Lender shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment or any of the other Amendment Documents, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in form and substance satisfactory to Lender.

5. General.

(a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

(b) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

(c) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).

(d) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment or consent contained herein shall not be construed to constitute an amendment or consent to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment or consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

(e) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/
Title:

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.

By:	/s/
Title:

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GmbH & CO. KG

By:	/s/
Title:

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/
Title:

VALENTEC WELLS, LLC (formerly known as Valentec International Corporation, LLC)

By:	/s/
Title:

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SAFETY COMPONENTS INTERNATIONAL, INC.

By:	/s/
Title:

ASCI HOLDINGS GERMANY (DE), INC.

By:	/s/
Title:

ASCI HOLDINGS U.K. (DE), INC.

By:	/s/
Title:

ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/
Title:

ASCI HOLDINGS CZECH (DE), INC.

By:	/s/
Title:

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, S.A. de C.V.

By:	/s/
Title:

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AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL S.R.O.

By:	/s/
Title:

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (Southern)

By:	/s/
Title:	Managing Director

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